UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026 (September 30, 2026)

Warner Bros. Discovery, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30, WBDI30A	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33, WBDI33A	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 6, 2026 (the “Closing Date”), Skydance Corporation (f/k/a Paramount Skydance Corporation), a Delaware corporation (“SKYD”), completed the previously announced acquisition of Warner Bros. Discovery, Inc., a Delaware corporation (“WBD”), pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of February 27, 2026 (the “Merger Agreement”), by and among WBD, SKYD and Prince Sub Inc., a Delaware corporation and wholly owned subsidiary of SKYD (“Merger Sub”).

Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into WBD, with WBD surviving as a wholly owned subsidiary of SKYD (the “Merger”).

Item 1.01	Entry into a Material Definitive Agreement

On October 6, 2026, Deutsche Bank Trust Company Americas, as trustee, and certain subsidiaries of SKYD, including certain subsidiaries of WBD (the “Guarantors”), entered into a fourth supplemental indenture to the indenture dated October 5, 2026 (the “Base Indenture”), pursuant to which the Guarantors became guarantors under each series of notes issued pursuant to such Base Indenture. On October 6, 2026, the Guarantors also agreed to guarantee the obligations under that certain Credit Agreement, dated as of April 7, 2026, as amended on October 6, 2026, among SKYD, the lenders party thereto and Citibank, N.A., as administrative agent and collateral agent.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On the Closing Date, in connection with the consummation of the Merger, WBD repaid all loans and terminated all credit commitments outstanding under (i) that certain First Lien Credit Agreement, dated as of June 4, 2026 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time prior to the Closing Date), among WBD, as holdco, Discovery Global Holdings, Inc., a Delaware corporation, as parent borrower, the Designated Subsidiary Borrowers (as defined therein) from time to time party thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as U.S. administrative agent and collateral agent, and J.P. Morgan SE, as non-U.S. administrative agent, and (ii) that certain Credit Agreement, dated as of October 4, 2024 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of June 26, 2025, and as further amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time prior to the Closing Date), among Discovery Communications, LLC, a Delaware limited liability company, WBD, as facility guarantor, the Designated Borrowers (as defined therein) from time to time party thereto, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent, and JPMorgan Chase Bank, N.A., as collateral agent.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, each share of WBD’s Series A common stock, par value $0.01 per share (“WBD Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares of WBD Common Stock canceled for no consideration in accordance with the Merger Agreement or as to which appraisal rights were properly exercised in accordance with the Merger Agreement) was automatically canceled and converted into the right to receive an amount in cash equal to $31.01666668, without interest, which includes the Ticking Consideration (together, the “Merger Consideration”). The “Ticking Consideration” is equal to $0.00277778 multiplied by the number of calendar days elapsed after September 30, 2026 to and including the Closing Date. The aggregate Ticking Consideration payable with respect to shares of WBD Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of WBD Common Stock canceled for no consideration in accordance with the Merger Agreement or as to which appraisal rights were properly exercised in accordance with the Merger Agreement) was an amount in cash equal to $41,886,975.78. Also at the Effective Time:

•

each outstanding option to purchase shares of WBD Common Stock (a “WBD Option”) granted under any WBD stock plan that was (x) by its terms vested as of the Effective Time or (y) held by a former employee or service provider of WBD (each, a “vested WBD Option”) was canceled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per-share exercise price for such vested WBD Option by (ii) the total number of shares of WBD Common Stock subject to such vested WBD Option immediately prior to the Effective Time;

•

each WBD Option that was outstanding and unexercised immediately prior to the Effective Time and that was not a vested WBD Option (an “unvested WBD Option”) with an exercise price per share of WBD Common Stock that was less than the Merger Consideration was assumed by SKYD and automatically converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the excess of the Merger Consideration over the per-share exercise price for such unvested WBD Option, by (ii) the total number of shares of WBD Common Stock subject to such unvested WBD Option immediately prior to the Effective Time;

•

each WBD Option with an exercise price per share of WBD Common Stock that was equal to or greater than the Merger Consideration was canceled without any cash payment or other consideration being made in respect thereof;

•

each award of restricted stock units (a “WBD RSU”) and each award of performance restricted stock units (a “WBD PRSU”), in each case, corresponding to shares of WBD Common Stock granted pursuant to any WBD stock plan, that was vested in accordance with its terms as of the Effective Time or that was held by a non-employee member of the board of directors of WBD (each, a “vested WBD Stock Unit”), was canceled and converted into the right to receive the Merger Consideration with respect to each share of WBD Common Stock underlying such vested WBD Stock Unit, with the number of shares of WBD Common Stock subject to each vested WBD PRSU determined based on the attainment of the applicable performance measures at the actual level of performance, as determined by the board of directors of WBD or a committee thereof in the ordinary course of business and consistent with past practice;

•

each WBD RSU and each WBD PRSU that was outstanding immediately prior to the Effective Time and that was not a vested WBD Stock Unit (each, an “unvested WBD Stock Unit”) was assumed by SKYD and automatically converted into the contingent right to receive the Merger Consideration with respect to each share of WBD Common Stock underlying such unvested WBD Stock Unit, with the total number of shares of WBD Common Stock that were subject to each unvested WBD PRSU determined by assuming (i) in respect of such unvested WBD PRSUs for which the applicable performance period has been completed prior to the Effective Time, actual performance, and (ii) in respect of such unvested WBD PRSUs for which the applicable performance period has not been completed prior to the Effective Time, attainment of the applicable performance measures at the greater of (x) target performance and (y) actual performance extrapolated through the end of the applicable performance period based on actual performance through the Closing Date, as determined by the board of directors of WBD or a committee thereof in good faith and consistent with past practice;

•

each deferred stock unit of WBD (a “WBD DSU”) that was outstanding immediately prior to the Effective Time was assumed by SKYD and automatically converted into a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (A) the Merger Consideration by (B) the number of shares of WBD Common Stock subject to such WBD DSU immediately prior to the Effective Time (the “WBD DSU Consideration”), with such WBD DSU Consideration remaining subject to the same terms and conditions that applied to the corresponding WBD DSU immediately prior to the Effective Time (including with respect to timing and form of payment); and

•

each notional investment unit with respect to shares of WBD Common Stock (a “WBD Notional Unit”) subject to WBD’s Non-Employee Directors Deferral Plan and WBD’s Supplemental Retirement Plan (each, a “WBD DC plan”) that was outstanding immediately prior to the Effective Time was assumed by SKYD and automatically converted into a notional unit with respect to a number of shares of SKYD’s Class B common stock, par value $0.001 per share (the “Class B Common Stock”) (each, a “SKYD Notional Unit”) equal to the product obtained by multiplying (A) the Equity Award Exchange Ratio (as defined below) by (B) the number of shares of WBD Common Stock subject to such WBD Notional Unit immediately prior to the Effective Time, with each such SKYD Notional Unit remaining subject to the same terms and conditions that applied to the corresponding WBD Notional Unit immediately prior to the Effective Time (including with respect to timing and form of payment), as set forth in the applicable WBD DC plan. The “Equity Award Exchange Ratio” means the quotient obtained by dividing (i) the Merger Consideration by (ii) the per share volume-weighted average trading price of Class B Common Stock for the 15 consecutive trading days ending on (and including) the trading day that is three trading days prior to the Closing Date.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the previously filed Current Report on Form 8-K filed by WBD on February 27, 2026 with the U.S. Securities and Exchange Commission (the “SEC”) and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, WBD notified the Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and that each share of WBD Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of WBD Common Stock canceled for no consideration in accordance with the Merger Agreement or as to which appraisal rights were properly exercised in accordance with the Merger Agreement) had been converted into the right to receive the Merger Consideration. WBD requested that Nasdaq (i) halt trading of WBD Common Stock on Nasdaq prior to the opening of trading on the Closing Date, (ii) withdraw WBD Common Stock from listing on Nasdaq and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 (the “Form 25”) to effect the delisting of the WBD Common Stock from Nasdaq and the deregistration of WBD Common Stock under Section 12(b) of the Exchange Act. As a result, WBD Common Stock, which previously traded under the symbol “WBD,” will no longer be listed on Nasdaq.

In addition, in connection with the Merger, WBD previously notified Nasdaq that it intends to voluntarily delist from the Nasdaq Global Market the 4.302% Senior Notes due 2030 and 4.693% Senior Notes due 2033 (collectively, the “Euro Notes”) issued by Discovery Global Holdings, Inc., a Delaware corporation and wholly owned subsidiary of WBD, and that it expects to file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Exchange Act on Form 25 on or around the Closing Date. As a result, the Euro Notes will no longer be listed on the Nasdaq Global Market.

After the Form 25s become effective with respect to the delisting of the WBD Common Stock and the Euro Notes, WBD intends to file a certification on Form 15 with the SEC to terminate the registration of WBD Common Stock and the Euro Notes under the Exchange Act and to suspend WBD’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the consummation of the Merger, at the Effective Time, holders of WBD Common Stock (other than shares of WBD Common Stock canceled for no consideration in accordance with the Merger Agreement or as to which appraisal rights were properly exercised in accordance with the Merger Agreement) immediately prior to such time ceased to have any rights as stockholders of WBD, other than their right to receive the Merger Consideration pursuant to the terms of the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change in control of WBD occurred and WBD became a wholly owned subsidiary of SKYD. The aggregate Merger Consideration payable by SKYD in connection with the Merger is approximately $78 billion, funded by a combination of equity financing and debt financing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Directors

In accordance with the terms of the Merger Agreement, as a result of the Merger, each of Samuel A. Di Piazza, Jr., David M. Zaslav, Richard W. Fisher, Paul A. Gould, Debra L. Lee, Joseph M. Levin, Anton J. Levy, Kenneth W. Lowe, Fazal Merchant, Anthony J. Noto, Paula A. Price, Daniel E. Sanchez and Geoffrey Y. Yang ceased to be a director of WBD as of the Effective Time.

In accordance with the terms of the Merger Agreement, as of the Effective Time, each of the directors of Merger Sub became a director of WBD, and, in each case, shall hold office from the Effective Time until his or her respective successor is duly elected or appointed and qualified, or until his or her earlier death, resignation, incapacity or removal.

Officers

In accordance with the terms of the Merger Agreement, as a result of the Merger, each of David M. Zaslav, Gunnar Wiedenfels, Priya Aiyar, Bruce L. Campbell, Jean-Briac Perrette and Lori Locke ceased to be an officer of WBD as of the Effective Time.

In accordance with the terms of the Merger Agreement, as of the Effective Time, each of the officers of Merger Sub became an officer of WBD, and, in each case, shall hold office from the Effective Time until his or her respective successor is duly elected or appointed and qualified, or until his or her earlier death, resignation, incapacity or removal.

In addition, each of Messrs. Zaslav, Wiedenfels and Campbell and Ms. Aiyar will be separating from employment with WBD, in the case of Mr. Zaslav, as of October 6, 2026, and in the case of Messrs. Wiedenfels and Campbell and Ms. Aiyar, as of October 16, 2026. Each officer has entered or will enter into a separation agreement and general release of claims with WBD pursuant to which he or she is eligible to receive separation benefits applicable upon a termination without cause consistent with his or her previously disclosed employment and other applicable agreements.

Transaction Bonuses

On December 3, 2025, the Compensation Committee of the board of directors of WBD (the “Committee”) authorized WBD to establish a cash-based transaction bonus program in an aggregate amount not to exceed $38.7 million to recognize and incentivize the contributions of selected key employees (other than WBD’s Chief Executive Officer) to the success of the Merger. On September 30, 2026, the Committee approved the grant of cash transaction bonuses under such program to certain of WBD’s named executive officers in the following amounts: Mr. Wiedenfels, $2,142,401; Mr. Campbell, $2,946,000; and Mr. Perrette, $2,850,000. All transaction bonus awards granted to WBD’s named executive officers became vested as of the Effective Time and will be paid no later than 60 days following the Closing Date.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, effective as of the Effective Time, the certificate of incorporation of WBD was amended and restated in its entirety to read as set forth in the form attached as Exhibit A to the Merger Agreement, and the bylaws of WBD were amended and restated in their entirety to be the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name were replaced with references to WBD’s name. Copies of the Fourth Restated Certificate of Incorporation of WBD and Third Amended and Restated Bylaws of WBD are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Ratification of Grants and Issuances

Following a review, WBD determined that grants of 396,804 WBD RSUs, and issuances of 120,000 shares of WBD Common Stock upon the vesting and settlement of certain of those WBD RSUs under WBD’s 2005 Non-Employee Director Incentive Plan (as amended from time to time, the “Plan”), were inadvertently undertaken after the expiration date of the Plan. On October 2, 2026, the board of directors of WBD adopted resolutions ratifying any potential “defective corporate acts” under the Plan as a result of the failure of such grants and issuances to have been authorized and effected in accordance with the Plan prior to its expiration date.

The statutory notice required by Section 204 of the Delaware General Corporation Law to be given to WBD’s stockholders is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated February 27, 2026, among Warner Bros. Discovery, Inc., Skydance Corporation (f/k/a Paramount Skydance Corporation) and Prince Sub Inc. (incorporated by reference to Exhibit 2.1 of WBD’s Current Report on Form 8-K filed with the SEC on February 27, 2026).

3.1	Fourth Restated Certificate of Incorporation of Warner Bros. Discovery, Inc.

3.2	Third Amended and Restated Bylaws of Warner Bros. Discovery, Inc.

99.1	Statutory Notice Pursuant to Section 204 of the Delaware General Corporation Law

101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2026	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Stephanie Kyoko McKinnon
	Name:	Stephanie Kyoko McKinnon
	Title:	Executive Vice President and General Counsel